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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




          Date of report (Date of earliest event reported): May 6, 2002



                          Herbalife International, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Nevada                        0-15712                 22-2695420
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


1800 Century Park East, Los Angeles, CA                            90067
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(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (310) 410-9600
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

     The Registrant issued two press releases dated May 6, 2002 and May 8, 2002, copies of which are attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and are incorporated herein by reference . In its May 6, 2002 press release, the Registrant announced the following events: (a) the Registrant's filing with the SEC on April 30, 2002 of a Quartely Report on Form 10-Q with respect to the three months ended March 31, 2002 and (b) the filing with the DOJ and the FTC on May 3, 2002 of notification and report forms by the Registrant's largest beneficial stockholder and Whitney V, L.P. in accordance with the Hart-Scott-Rodino Act. In its May 8, 2002 press release, the Registrant announced the following events: (1) the Registrant's filing with the SEC on May 7, 2002 of a preliminary proxy statement ; and (2) the approval by a Los Angeles Superior Court of petitions filed by the Trustees of the Mark Hughes Family Trust and the Executors of the Mark Hughes Estate seeking instructions to vote in favor of the proposed merger transaction announced by the Registrant on April 10, 2002 and to sell shares of Herbalife Common Stock to consummate the merger transaction.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA AND EXHIBITS.

(c)      Exhibits

         Exhibit No.        Description
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         99.1               Press Release issued May 6, 2002.
         99.2               Press Release issued May 8, 2002.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Herbalife International, Inc.
Date:  May 8, 2002                  By: /s/ Douglas G. Sages
                                        --------------------
                                    Name: Douglas G. Sages
                                    Title: Executive Vice President,
                                    Chief Administrative Officer &
                                    Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.        Description
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99.1               Press Release issued May 6, 2002.
99.2               Press Release issued May 8, 2002.

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